Exhibit 99.3

TC BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2025, DECEMBER 31, 2024, AND 2023

ASSETS
	(Unaudited)	(*)	(*)
	September 30, 2025	December 31, 2024	December 31, 2023
Cash and due from banks	$32,554,141	$14,232,080	$25,039,214
Investment securities available-for-sale	93,874,246	71,990,817	42,964,495
Other investments	1,982,350	1,689,600	1,629,150
Mortgage loans held for sale	—	—	289,111
Loans	413,062,089	409,960,399	376,899,968
Allowance for credit losses	(5,013,629)	(5,151,886)	(4,836,878)
Net loans	408,048,460	404,808,513	372,063,090
Premises and equipment, net	4,170,350	4,429,116	4,782,760
Right-of-use asset	1,800,920	1,743,278	1,944,885
Bank owned life insurance	12,337,330	12,056,359	11,729,019
Accrued interest receivable and other assets	4,841,690	5,097,304	6,141,545

Total Assets	$559,609,487	$516,047,067	$466,583,269

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand	$57,065,174	$50,831,921	$41,571,035
Interest-bearing demand	54,380,481	51,281,802	52,721,981
Savings and money markets	189,620,057	190,271,627	164,622,926
Certificates of deposit	164,658,394	135,712,998	110,952,852
Total deposits	465,724,106	428,098,348	369,868,794
Federal Home Loan Bank advances	10,000,000	5,000,000	11,000,000
Lease liability	1,971,834	1,917,090	2,102,426
Accrued interest payable and other liabilities	4,194,341	3,705,789	3,977,628
Total liabilities	481,890,281	438,721,227	386,948,848

Stockholders' Equity:
Common stock, $.01 par value, 20,000,000 shares authorized as of September 30, 2025 and December 31, 2024 and 2023; 3,984,481 shares, 4,179,481 shares and 4,461,667shares issued and outstanding as of September 30, 2025 and December 31, 2024 and 2023, respectively	39,845	41,795	44,617
Additional paid in capital	39,803,212	41,155,580	43,181,994
Retained earnings	41,804,678	41,840,660	42,863,945
Accumulated other comprehensive loss	(793,585)	(2,577,251)	(3,125,257)
Unearned ESOP 313,494 shares, 313,494 shares and 333,088 shares unallocated at September 30, 2025 and December 31, 2024 and 2023, respectively	(3,134,944)	(3,134,944)	(3,330,878)
Total stockholders' equity	77,719,206	77,325,840	79,634,421
Total Liabilities and Stockholders' Equity	$559,609,487	$516,047,067	$466,583,269

(*) - Derived from audited financial statements.

TC BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025, AND 2024

FOR THE YEARS ENDED DECEMBER 31, 2024, AND 2023

	(Unaudited)		(*)
	Nine Months Ended September 30,		Year Ended December 31,
	2025	2024	2024	2023
Interest and Dividend Income:
Interest and fees on loans	$18,463,944	$16,583,157	$22,578,279	$18,129,865
Interest and dividends on taxable investment securities	3,122,188	1,726,295	2,470,600	1,585,248
Interest on deposits with other banks and federal funds sold	699,833	912,859	1,230,161	1,101,382
Total interest and dividend income	22,285,965	19,222,311	26,279,040	20,816,495
Interest Expense:
Interest on deposits	8,874,725	8,066,050	11,115,026	6,619,095
Interest on borrowings	406,752	481,041	592,216	272,769
Total interest expense	9,281,477	8,547,091	11,707,242	6,891,864
Net interest income	13,004,488	10,675,220	14,571,798	13,924,631
(Reduction of) Provision for Credit Losses	(195,000)	144,000	(56,000)	175,000
Net interest income after provision for credit losses	13,199,488	10,531,220	14,627,798	13,749,631
Non-Interest Income:
Service charges on deposits accounts	325,973	326,531	438,043	547,766
Gain on sale of loans	119,568	129,321	163,732	245,362
Gain on sale of fixed assets	—	34	34	12,086
Bank owned life insurance income	280,971	223,614	327,341	286,366
Other	25,523	24,358	32,759	64,163
Total non-interest income	752,035	703,858	961,909	1,155,743
Non-Interest Expense:
Salaries and employee benefits	6,858,333	6,330,373	8,521,202	8,526,759
Occupancy and equipment	1,047,736	1,047,434	1,426,360	1,294,952
Other real estate owned, net of operations, loss on sales and write-downs	—	—	—	37,844
Other	4,202,363	3,569,501	4,861,475	4,671,764
Total non-interest expense	12,108,432	10,947,308	14,809,037	14,531,319
Income Before Income Taxes	1,843,091	287,770	780,670	374,055
Income Tax Expense	429,831	66,153	185,919	108,230
Net Income	$1,413,260	$221,617	$594,751	$265,825

Earnings per share:
Basic	$0.35	$0.05	$0.14	$0.06
Diluted	$0.35	$0.05	$0.14	$0.06

Weighted Average Shares Outstanding:
Basic	4,017,595	4,251,266	4,234,675	4,783,618
Diluted	4,060,956	4,262,050	4,253,313	4,796,488

(*) - Derived from audited financial statements.

TC BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025, AND 2024

FOR THE YEARS ENDED DECEMBER 31, 2024, AND 2023

	(Unaudited)		(*)
	Nine Months Ended September 30,		Year Ended December 31,
	2025	2024	2024	2023
Net Income	$1,413,260	$221,617	$594,751	$265,825
Other Comprehensive Income,
Net of Income Taxes:
Unrealized (losses) gains on securities available-for-sale:
Holding (losses) gains arising during the period, net of taxes of ($607,948), ($395,716), ($27,538) and $214,747, respectively	1,783,666	1,160,996	(80,794)	680,379
Change in post-retirement benefit obligations, net of taxes of $0, $0, $211,281, and $167,802, respectively	—	—	628,800	499,403
Total other comprehensive income	1,783,666	1,160,996	548,006	1,179,782
Comprehensive Income	$3,196,926	$1,382,613	$1,142,757	$1,445,607

(*) - Derived from audited financial statements.

TC BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

FOR THE YEARS ENDED DECEMBER 31, 2024, AND 2023

	Common Stock	Additional Paid in Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Treasury Stock	Unearned ESOP Shares	Total
Balance, January 1, 2023	$50,494	$48,267,762	$45,574,190	$(4,305,039)	$(1,085,265)	$(3,526,812)	$84,975,330
Net income	—	—	265,825	—	—	—	265,825
Other comprehensive income, net of tax	—	—	—	1,179,782	—	—	1,179,782
Restricted stock award			—	—	—	—	—
Amortization of unearned compensation associated with restricted stock	—	484,944	—	—	—	—	484,944
Stock based compensation	—	225,810	—	—	—	—	225,810
Repurchase of stock for tax obligation on restricted shares	(62)	(61,688)	(24,643)	—	—	—	(86,393)
Release of ESOP shares	—	74,651	—	—	—	195,934	270,585
Dividends	—	—	(463,076)	—	—	—	(463,076)
Repurchase of common stock				—	(6,062,999)		(6,062,999)
Retirement of common stock	(5,815)	(5,809,485)	(2,488,351)	—	7,148,264	—	(1,155,387)
Balance, December 31, 2023	$44,617	$43,181,994	$42,863,945	$(3,125,257)	$—	$(3,330,878)	$79,634,421
Net income	—	—	594,751	—	—	—	594,751
Other comprehensive income, net of tax	—	—	—	548,006	—	—	548,006
Restricted stock award	160	(160)	—	—	—	—	—
Amortization of unearned compensation associated with restricted stock	—	497,270	—	—	—	—	497,270
Stock based compensation	—	319,376	—	—	—	—	319,376
Repurchase of stock for tax obligation on restricted shares	(65)	(65,604)	(44,992)	—	—	—	(110,661)
Release of ESOP shares	—	135,978	—	—	—	195,934	331,912
Dividends	—	—	(418,276)	—	—	—	(418,276)
Repurchase of common stock				—	(4,070,958)		(4,070,958)
Retirement of common stock	(2,917)	(2,913,274)	(1,154,768)	—	4,070,958	—	(1)
Balance, December 31, 2024	$41,795	$41,155,580	$41,840,660	$(2,577,251)	$—	$(3,134,944)	$77,325,840
Net income	—	—	1,413,260	—	—	—	1,413,260
Other comprehensive income, net of tax	—	—	—	1,783,666	—	—	1,783,666
Restricted stock award	50	(50)	—	—	—	—	—
Amortization of unearned compensation associated with restricted stock	—	—	—	—	—	—	—
Stock based compensation	—	645,682	—	—	—	—	645,682
Repurchase of stock for tax obligation on restricted shares	—	—	—	—	—	—	—
Release of ESOP shares	—	—	—	—	—	—	—
Dividends	—	—	(199,224)	—	—	—	(199,224)
Repurchase of common stock				—	(3,250,018)		(3,250,018)
Retirement of common stock	(2,000)	(1,998,000)	(1,250,018)	—	3,250,018	—	—
Balance, September 30, 2025	$39,845	$39,803,212	$41,804,678	$(793,585)	$—	$(3,134,944)	$77,719,206

TC BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025, AND 2024

FOR THE YEARS ENDED DECEMBER 31, 2024, AND 2023

	(Unaudited)		(*)
	Nine Months Ended September 30,		Year Ended December 31,
	2025	2024	2024	2023
Cash Flows from Operating Activities
Net income	$1,413,260	$221,617	$594,751	$265,825
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation, amortization and accretion	98,780	391,520	504,169	686,348
Lease expense	(2,898)	17,076	201,607	157,541
Deferred income tax expense	24,233	63,649	183,415	113,086
Provision for credit losses	(195,000)	144,000	(56,000)	175,000
Net loss on sale of other real estate owned	—	—	—	30,848
(Gain) on sale of premises and equipment	—	(34)	(34)	(12,086)
Stock based compensation	645,682	604,252	816,646	710,754
ESOP expense	—	—	331,912	270,585
Increase in cash surrender value of bank owned life insurance	(280,971)	(223,613)	(327,341)	(286,366)
Write-down of other real estate owned	—	—	—	—
Gain on mortgage loans sold, net	(119,568)	(129,321)	(163,732)	(245,362)
Proceeds from the sale of mortgage loans held for sale	7,398,773	8,770,084	11,278,389	14,640,905
Originations of mortgage loans held for sale	(7,279,205)	(8,655,515)	(10,825,546)	(12,599,555)
Change in:
Accrued interest receivable and other assets	(376,564)	1,343,715	913,556	(140,985)
Accrued interest payable and other liabilities	498,300	(127,268)	146,437	265,592
Net cash provided by operating activities	1,824,822	2,420,162	3,598,229	4,032,130
Cash Flows from Investing Activities
Net change in interest-bearing deposits in other banks	—	—	—	1,739,000
Purchase of investment securities available-for -sale	(22,458,217)	(24,566,450)	(35,429,038)	(962,344)
Proceeds from calls, paydowns and maturities of investment securities available-for-sale	3,243,839	5,939,336	6,324,622	1,771,566
Proceeds from sales of investment securities available-for-sale	—	—	—	—
Purchase of other investments	(3,831,550)	(1,079,250)	(1,319,250)	(719,150)
Proceeds from sales of other investment	3,538,800	736,300	1,258,800	467,500
Net change in loans	(3,044,948)	(15,108,110)	(32,689,425)	(38,354,219)
Proceeds from sales of other real estate owned	—	—	—	652,952
Proceeds from sales of premises and equipment	—	1,500	1,500	18,500
Purchase of premises and equipment	(117,451)	(106,481)	(182,230)	(2,125,279)
Net cash used in investing activities	(22,669,527)	(34,183,155)	(62,035,021)	(37,511,474)
Cash Flows from Financing Activities
Net change in deposits	37,625,758	53,504,450	58,229,554	40,740,541
Proceeds from Federal Home Loan Bank advances	115,500,000	29,000,000	34,000,000	14,500,000
Repayments of Federal Home Loan Bank advances	(110,500,000)	(29,000,000)	(40,000,000)	(14,500,000)
Dividends	(208,974)	(223,083)	(418,276)	(463,076)
Repurchase and retirement of common stock	(3,250,018)	(4,070,959)	(4,070,959)	(7,218,386)
Repurchase of stock for tax obligation on restricted shares	—	—	(110,661)	(86,393)
Net cash provided by financing activities	39,166,766	49,210,408	47,629,658	32,972,686
Net Change in Cash and Cash Equivalents	18,322,061	17,447,415	(10,807,134)	(506,658)
Cash and Cash Equivalents, Beginning of Period	14,232,080	25,039,214	25,039,214	25,545,872
Cash and Cash Equivalents, End of Period	$32,554,141	$42,486,629	$14,232,080	$25,039,214
Supplement Disclosures of Cash Flow Information:
Cash paid during the period for interest	$9,385,385	$11,760,155	$11,760,155	$6,454,199
Non-Cash Investing and Financing Activities:
Change in unrealized losses on securities-for-sale, net of tax	$1,783,666	$1,160,996	$(80,794)	$680,379
Change in defined benefit pension obligations, net of tax	$—	$—	$628,800	$499,403
Dividend Declared	$199,224	$209,302	$—	$—
Right-of-use asset recorded in exchange for lease liabilities	$249,087	$—	$—	$—

(*) - Derived from audited financial statements.